                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported)    October 1, 2003


                                   SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       000-22194                 36-2815480
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(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


233 South Wacker Drive, Chicago, Illinois                           60606
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5:  OTHER EVENTS.

     SPSS Inc. ("SPSS") announced a new agreement with America Online, Inc. ("AOL"). This new agreement was entered into on October 14, 2003, effective as of October 1, 2003.

     Under this new agreement, SPSS retains exclusive rights to provide researchers with survey respondents drawn from the millions of Opinion Place.com visitors throughout AOL's interactive properties. The primary amendments reduce the remaining term of the agreement from two years to one year and make the following adjustments to the guaranteed financial obligations of SPSS to AOL:

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                                                                                  AMENDED
                                        ORIGINAL AGREEMENT                       AGREEMENT
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                              TOTAL           PAID           REMAINING           REMAINING
                           OBLIGATIONS     OBLIGATIONS      OBLIGATIONS         OBLIGATIONS
--------------------------------------------------------------------------------------------
CASH PAYMENTS                  $30.0           $15.5            $14.5              $4.4
STOCK PAYMENTS                 $12.0           $ 6.0            $ 6.0              $  0
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

     Other amended provisions specify conditions for subsequent extensions of the agreement, enable stronger joint management oversight, strengthen SPSS marketing efforts, and improve the experience of survey participants.

     The new agreement will result in the following adjustments to the SPSS balance sheet:

     o In current liabilities, a reduction in merger consideration of $3.2 million;

     o In non-current liabilities, a reduction in merger consideration of $6.6 million;

     o  In additional paid-in capital, a reduction of $6 million;

     o  In intangible assets, a reduction of $5.5 million; and

     o  In goodwill, a reduction of $10.3 million.


The new agreement does not change the SPSS income statement for the periods ending on September 30, 2003.

     The new agreement between SPSS and AOL replaces the original one concluded between the parties on October 22, 2001. SPSS acquired certain operating assets and the exclusive rights to distribute survey respondents drawn from the millions of Opinion Place.com visitors by AOL's Digital Marketing Services ("DMS") subsidiary. AOL agreed to provide SPSS with potential online survey respondents under tightly managed rules, as well as transfer to SPSS the software and other assets essential to operating the business.



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
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

10.44 Amendment to Stock Purchase Agreement, dated as of October 1, 2003, by and between SPSS Inc. and America Online, Inc.

10.45 Amended and Restated Strategic Online Research Services Agreement, dated as of October 1, 2003, by and between SPSS Inc. and America Online, Inc.




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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPSS INC.


                                         By: /s/ Robert Brinkmann
                                            ------------------------------------
                                            Robert Brinkmann,
                                            Assistant Secretary and Controller


Dated: October 15, 2003




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